Exhibit 99.1

Financial News Release

Advanced Energy Announces Second Quarter 2019 Results

•	Q2 Revenue was $134.8 million
•	Q2 GAAP EPS from continuing operations was $0.61
•	Q2 Non-GAAP EPS was $0.45

FORT COLLINS, Colo., August 5, 2019 - Advanced Energy Industries, Inc. (Nasdaq: AEIS), today announced financial results for the second quarter ended June 30, 2019.

“Our strong operating performance in the face of continued market weakness enabled us to deliver solid results in the quarter. Also, we continued to see strong adoption of our technologies into our customers’ next-generation manufacturing processes,” said Yuval Wasserman, president and CEO.  “Further, we believe the pending acquisition of Artesyn Embedded Power will provide a platform for more balanced and steady growth going forward. Despite the current market slowdown,  we are executing our strategy to deliver strong long-term earnings growth."

Second Quarter Results

Sales were $134.8 million in the second quarter of 2019 compared with $140.7 million in the first quarter of 2019 and $196.0 million in the second quarter of 2018.

GAAP net income from continuing operations was $23.4 million or $0.61 per diluted share, compared with $15.4 million or $0.40 per diluted share in the prior quarter, and $46.4 million or $1.17 per diluted share in the second quarter of 2018.

Non-GAAP net income was $17.2 million or $0.45 per diluted share in the second quarter of 2019. This compares with $22.4 million or $0.58 per diluted share in the first quarter of 2019, and $49.4 million or $1.25 per diluted share in the second quarter of 2018. A reconciliation of non-GAAP measures is provided in the tables below.

The company generated $11.5 million of operating cash from continuing operations in the quarter.

Discontinued Operations

The company’s financial statements for all periods presented reflect results for the continuing precision power business, with the discontinued inverter business included in discontinued operations for all purposes. Further financial detail regarding the amounts related to the discontinued inverter business are available in the company’s 2018 Annual Report on Form 10‑K.

Third Quarter 2019 Guidance

Based on the company’s current view, beliefs and assumptions, guidance for the third quarter of 2019 is within the following ranges.

	Q3 2019
Revenues	$128M +/- $5M
GAAP EPS from continuing operations	$0.18	-	$0.28
Non-GAAP EPS	$0.28	-	$0.38

Conference Call

Management will host a conference call on Tuesday, August 6, 2019 at 6:30 a.m. Mountain Time/ 8:30 a.m. Eastern Time to discuss Advanced Energy’s financial results. Domestic callers may access this conference call by dialing 855‑232‑8958. International callers may access the call by dialing +1 315‑625‑6980. Participants will need to provide the operator with Conference ID Number 9380226, which has been reserved for this call. A webcast will also be available on the company’s Investor Relations web page at ir.advanced-energy.com.

About Advanced Energy

Advanced Energy (Nasdaq: AEIS) is a global leader in the design and manufacturing of highly engineered, precision power conversion, measurement and control solutions for mission-critical applications and processes. AE’s power solutions enable customer innovation in complex semiconductor and industrial manufacturing applications. With engineering know-how and responsive service and support around the globe, the company builds collaborative partnerships to meet technology advances, propel growth for its customers and innovate the future of power. Advanced Energy has devoted more than three decades to perfecting power for its global customers and is headquartered in Fort Collins, Colorado, USA. For more information, visit www.advancedenergy.com.

Advanced Energy | Precision. Power. Performance.

For more information, contact:

Brian Smith

Advanced Energy

(970) 407‑6555

brian.smith@aei.com

Non-GAAP Measures

This release includes GAAP and non-GAAP income and per-share earnings data and other GAAP and non-GAAP financial information. Advanced Energy’s non-GAAP measures exclude the impact of non-cash related charges such as stock-based compensation and amortization of intangible assets, as well as discontinued operations, and non-recurring items such as acquisition-related costs and restructuring expenses. The non-GAAP measures included in this release are not in accordance with, or an alternative for, similar measures calculated under generally accepted accounting principles and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Advanced Energy believes that these non-GAAP measures provide useful information to management and investors to evaluate business performance without the impacts of certain non-cash charges and other cash charges which are not part of the company’s usual operations. The company uses these non-GAAP measures to assess performance against business objectives, make business decisions, develop budgets, forecast future periods, assess trends and evaluate financial impacts of various scenarios. In addition, management’s incentive plans include these non-GAAP measures as criteria for achievements. Additionally, the company believes that these non-GAAP measures, in combination with its financial results calculated in accordance with GAAP, provide investors with additional perspective. While some of the excluded items may be incurred and reflected in the company’s GAAP financial results in the foreseeable future, the company believes that the items excluded from certain non-GAAP measures do not accurately reflect the underlying performance of its continuing operations for the period in which they are incurred. The use of non-GAAP measures has limitations in that such measures do not reflect all of the amounts associated with the company’s results of operations as determined in accordance with GAAP, and these measures should only be used to evaluate the company’s results of operations in conjunction with the corresponding GAAP measures. Please refer to the Form 8‑K regarding this release furnished today to the Securities and Exchange Commission.

Forward-Looking Statements

The company’s guidance with respect to anticipated financial results for the third quarter ending September 30, 2019, potential future growth and profitability, our future business mix, expectations regarding future market trends and the company’s future performance within specific markets, the anticipated closing of the acquisition of Artesyn Embedded Power and other statements herein or made on the above-announced conference call that are not historical information are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Such risks and uncertainties include, but are not limited to: (a) the effects of global macroeconomic conditions upon demand for our products and services; (b) the volatility and cyclicality of the industries the company serves, particularly the semiconductor industry; (c) delays in capital spending by end-users in our served markets; (d) the risks and uncertainties related to the pending acquisition of Artesyn Embedded Power all as more fully outlined in our Form 8-K filed on May 15, 2019; (e) the accuracy of the company’s estimates related to fulfilling solar inverter product warranty and post-warranty obligations; (f) the company’s ability to realize its plan to avoid additional costs after the solar inverter wind-down; (g) the accuracy of the company’s assumptions on which its financial statement projections are based; (h) the impact of product price changes, which may result from a variety of factors; (i) the timing of orders received from customers; (j) the company’s ability to realize benefits from cost improvement efforts including avoided costs, restructuring plans and inorganic growth; (k) the company’s ability to obtain in a timely manner the materials necessary to manufacture its products; (l) unanticipated changes to management’s estimates, reserves or allowances; (m) changes and adjustments to the tax expense and benefits related to the U.S. tax reform that was enacted in late 2017; and (n) the effects of  U.S. government trade and export restrictions, Chinese retaliatory trade actions, and other governmental action related to tariffs upon the demand for our, and our customers’, products and services and the U.S. economy. These and other risks are described in Advanced Energy’s Form 10‑K, Forms 10‑Q and other reports and statements filed with the Securities and Exchange Commission (the “SEC”). These reports and statements are available on the SEC’s website at www.sec.gov. Copies may also be obtained from Advanced Energy’s investor relations page at ir.advanced-energy.com or by contacting Advanced Energy’s investor relations at 970‑407‑6555. Forward-looking statements are made and based on information available to the company on the date of this press release. Aspirational goals and targets discussed on the conference call or in the presentation materials should not be interpreted in any respect as guidance. The company assumes no obligation to update the information in this press release.

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(in thousands, except per share data)

	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2019	2018	2019	2019	2018
Sales:
Product	$106,193	$169,235	$112,112	$218,305	$340,444
Service	28,617	26,797	28,631	57,248	51,205
Total sales	134,810	196,032	140,743	275,553	391,649
Cost of sales:
Product	56,113	80,953	60,801	116,914	160,759
Service	14,571	13,844	14,202	28,773	26,010
Total cost of sales	70,684	94,797	75,003	145,687	186,769
Gross profit	64,126	101,235	65,740	129,866	204,880
	47.6%	51.6%	46.7%	47.1%	52.3%
Operating expenses:
Research and development	21,840	19,195	21,289	43,129	36,832
Selling, general and administrative	27,612	24,758	29,014	56,626	53,406
Amortization of intangible assets	1,874	1,264	1,973	3,847	2,521
Restructuring expense	1,795	—	1,673	3,468	—
Total operating expenses	53,121	45,217	53,949	107,070	92,759
Operating income	11,005	56,018	11,791	22,796	112,121
Other income (expense), net	15,545	(485)	743	16,288	(459)
Income from continuing operations before income taxes	26,550	55,533	12,534	39,084	111,662
Provision (benefit) for income taxes	3,177	9,133	(2,853)	324	18,892
Income from continuing operations, net of income taxes	23,373	46,400	15,387	38,760	92,770
Income (loss) from discontinued operations, net of income taxes	8,324	5	(9)	8,315	145
Net income	31,697	46,405	15,378	47,075	92,915
Income from continuing operations attributable to non-controlling interest	11	44	8	19	75
Net income attributable to Advanced Energy Industries, Inc.	$31,686	$46,361	$15,370	$47,056	$92,840

Basic weighted-average common shares outstanding	38,274	39,349	38,198	38,236	39,484
Diluted weighted-average common shares outstanding	38,462	39,603	38,426	38,443	39,807

Earnings per share attributable to Advanced Energy Industries, Inc:

Continuing operations:
Basic earnings per share	$0.61	$1.18	$0.40	$1.01	$2.35
Diluted earnings per share	$0.61	$1.17	$0.40	$1.01	$2.33

Discontinued operations:
Basic earnings per share	$0.22	$—	$—	$0.22	$—
Diluted earnings per share	$0.22	$—	$—	$0.22	$—

Net income:
Basic earnings per share	$0.83	$1.18	$0.40	$1.23	$2.35
Diluted earnings per share	$0.82	$1.17	$0.40	$1.22	$2.33

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	June 30,	December 31,
	2019	2018
	Unaudited
ASSETS
Current assets:
Cash and cash equivalents	$359,070	$349,301
Marketable securities	746	2,470
Accounts and other receivable, net	93,045	100,442
Inventories, net	92,740	97,987
Income taxes receivable	4,578	2,220
Other current assets	12,776	10,173
Current assets of discontinued operations	67	5,855
Total current assets	563,022	568,448

Property and equipment, net	34,692	31,269
Operating lease right-of-use assets	52,465	—

Deposits and other assets	11,404	6,874
Goodwill and intangibles, net	159,880	156,810
Deferred income tax assets	40,464	47,099
Non-current assets of discontinued operations	3,841	5,984
Total assets	$865,768	$816,484

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$37,281	$39,646
Other accrued expenses	48,832	65,377
Current portion of operating lease liability	9,572	—
Current liabilities of discontinued operations	812	5,286
Total current liabilities	96,497	110,309

Non-current liabilities of continuing operations	110,866	88,158
Non-current liabilities of discontinued operations	2,356	10,715
Long-term liabilities	113,222	98,873

Total liabilities	209,719	209,182

Advanced Energy stockholders’ equity	655,518	606,790
Noncontrolling interest	531	512
Stockholders’ equity	656,049	607,302
Total liabilities and stockholders’ equity	$865,768	$816,484

December 31, 2018 amounts are derived from the December 31, 2018 audited Consolidated Financial Statements.

ADVANCED ENERGY INDUSTRIES, INC.

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS

(in thousands)

	Six Months Ended June 30,
	2019	2018
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$47,075	$92,915
Income from discontinued operations, net of income taxes	8,315	145
Income from continuing operations, net of income taxes	38,760	92,770

Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	8,396	5,917
Stock-based compensation expense	4,136	6,437
Provision for deferred income taxes	4,509	(96)
Gain on sale of central inverter service business	(14,804)	—
Net loss on disposal of assets	90	158
Changes in operating assets and liabilities, net of assets acquired	(22,757)	(17,282)
Net cash provided by operating activities from continuing operations	18,330	87,904
Net cash used in operating activities from discontinued operations	(1,914)	(2,450)
Net cash provided by operating activities	16,416	85,454
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of marketable securities	—	(91)
Proceeds from sale of marketable securities	1,742	4
Acquisitions, net of cash acquired	—	(9,072)
Issuance of notes receivable	(2,800)	—
Purchases of property and equipment	(8,866)	(9,426)
Net cash used in investing activities from continuing operations	(9,924)	(18,585)
Net cash used in investing activities from discontinued operations	—	—
Net cash used in investing activities	(9,924)	(18,585)
CASH FLOWS FROM FINANCING ACTIVITIES:
Purchase and retirement of common stock	—	(38,059)
Net payments related to stock-based award activities	(1,042)	(2,576)
Net cash used in financing activities from continuing operations	(1,042)	(40,635)
Net cash used in financing activities from discontinued operations	—	—
Net cash used in financing activities	(1,042)	(40,635)
EFFECT OF CURRENCY TRANSLATION ON CASH	(932)	(1,160)
INCREASE IN CASH AND CASH EQUIVALENTS	4,518	25,074
CASH AND CASH EQUIVALENTS, beginning of period	354,552	415,037
CASH AND CASH EQUIVALENTS, end of period	359,070	440,111
Less cash and cash equivalents from discontinued operations	—	7,112
CASH AND CASH EQUIVALENTS FROM CONTINUING OPERATIONS, end of period	$359,070	$432,999

ADVANCED ENERGY INDUSTRIES, INC.

SUPPLEMENTAL INFORMATION (UNAUDITED)

(in thousands)

Net Sales by Product Line	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2019	2018	2019	2019	2018
Semiconductor equipment	$65,086	$127,291	$67,514	$132,600	$263,301
Industrial technology equipment	41,107	41,944	44,598	85,705	77,143
Service	28,617	26,797	28,631	57,248	51,205
Total	$134,810	$196,032	$140,743	$275,553	$391,649

Net Sales by Geographic Region	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2019	2018	2019	2019	2018
North America	$61,393	$101,942	$58,506	$119,899	$209,839
Asia	50,962	70,165	58,435	109,397	136,329
Europe	22,092	23,815	23,426	45,518	45,264
Other Countries	363	110	376	739	217
Total	$134,810	$196,032	$140,743	$275,553	$391,649

ADVANCED ENERGY INDUSTRIES, INC.

SELECTED OTHER DATA (UNAUDITED)

(in thousands)

Reconciliation of Non-GAAP measure - operating expenses and operating income, excluding certain items	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2019	2018	2019	2019	2018
Gross profit from continuing operations, as reported	$64,126	$101,235	$65,740	$129,866	$204,880
Adjustments to gross profit:
Stock-based compensation	55	149	233	288	500
Facility expansion and relocation costs	150	249	170	320	249
Non-GAAP gross profit	64,331	101,633	66,143	130,474	205,629

Operating expenses from continuing operations, as reported	53,121	45,217	53,949	107,070	92,759
Adjustments:
Amortization of intangible assets	(1,874)	(1,264)	(1,973)	(3,847)	(2,521)
Stock-based compensation	(883)	(1,794)	(2,966)	(3,848)	(5,937)
Acquisition-related costs	(1,531)	(255)	(1,511)	(3,042)	(605)
Facility expansion and relocation costs	—	(13)	(74)	(74)	(489)
Restructuring charges	(1,795)	—	(1,673)	(3,468)	—
Non-GAAP operating expenses	47,038	41,891	45,752	92,791	83,207
Non-GAAP operating income	$17,293	$59,742	$20,391	$37,683	$122,422

Reconciliation of Non-GAAP measure - operating expenses and operating income, excluding certain items	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2019	2018	2019	2019	2018
Gross profit from continuing operations, as reported	47.6%	51.6%	46.7%	47.1%	52.3%
Adjustments to gross profit:
Stock-based compensation	—	0.1	0.2	0.1	0.1
Facility expansion and relocation costs	0.1	0.1	0.1	0.1	0.1
Non-GAAP gross profit	47.7	51.8	47.0	47.3	52.5

Operating expenses from continuing operations, as reported	39.4	23.1	38.3	38.9	23.7
Adjustments:
Amortization of intangible assets	(1.4)	(0.6)	(1.4)	(1.4)	(0.6)
Stock-based compensation	(0.7)	(1.1)	(2.0)	(1.4)	(1.6)
Acquisition-related costs	(1.1)	(0.1)	(1.1)	(1.2)	(0.2)
Facility expansion and relocation costs	—	—	(0.1)	—	(0.1)
Restructuring charges	(1.3)	—	(1.2)	(1.3)	—
Non-GAAP operating expenses	34.9	21.3	32.5	33.6	21.2
Non-GAAP operating income	12.8%	30.5%	14.5%	13.7%	31.3%

Reconciliation of Non-GAAP measure - income excluding certain items	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2019	2018	2019	2019	2018
Income from continuing operations, less noncontrolling interest, net of income taxes	$23,362	$46,356	$15,379	$38,741	$92,695
Adjustments:
Amortization of intangible assets	1,874	1,264	1,973	3,847	2,521
Acquisition-related costs	1,531	255	1,511	3,042	605
Facility expansion and relocation costs	150	262	244	394	738
Restructuring charges	1,795	—	1,673	3,468	—
Tax Cuts and Jobs Act Impact	—	—	—	—	1,853
Central inverter services business sale	(14,804)	—	—	(14,804)	—
Tax effect of Non-GAAP adjustments	2,536	(238)	(851)	1,685	(547)
Non-GAAP income, net of income taxes, excluding stock-based compensation	16,444	47,899	19,929	36,373	97,865
Stock-based compensation, net of taxes	722	1,477	2,463	3,185	4,937
Non-GAAP income, net of income taxes	$17,166	$49,376	$22,392	$39,558	$102,802

Reconciliation of Non-GAAP measure - per share earnings excluding certain items	Three Months Ended			Six Months Ended
	June 30,		March 31,	June 30,
	2019	2018	2019	2019	2018
Diluted earnings per share from continuing operations, as reported	$0.61	$1.17	$0.40	$1.01	$2.33
Add back (subtract):
per share impact of Non-GAAP adjustments, net of tax	(0.16)	0.08	0.18	0.02	0.25
Non-GAAP per share earnings	$0.45	$1.25	$0.58	$1.03	$2.58

Reconciliation of Q3 2019 Guidance
	Low End	High End

Revenue	$123 million	$133 million

Reconciliation of Non-GAAP earnings per share
GAAP earnings per share	$0.18	$0.28
Stock-based compensation	0.06	0.06
Amortization of intangible assets	0.05	0.05
Restructuring and other	0.01	0.01
Tax effects of excluded items	(0.02)	(0.02)
Non-GAAP earnings per share	$0.28	$0.38